UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 6, 2005
(Date of Report — date of earliest event reported)

BROOKFIELD HOMES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-31524 (Commission File Number)	37-1446709 (I.R.S. Employer Identification No.)

12865 Pointe Del Mar Suite 200 Del Mar, California (Address of Principal Executive Offices)		92014 (Zip Code)

(858) 481-8500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 6, 2005, Brookfield Homes Corporation issued a press release announcing its net new orders for the quarterly period ended June 30, 2005, together with information regarding potential bulk land sales. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

     99.1 Press Release issued by Brookfield Homes Corporation on July 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2005

BROOKFIELD HOMES CORPORATION
By:	/s/ PAUL G. KERRIGAN

Paul G. Kerrigan Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release issued by Brookfield Homes Corporation on July 6, 2005.